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                                                                   EXHIBIT 10.2


                       INTRABIOTICS PHARMACEUTICALS, INC.

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN


                            ADOPTED FEBRUARY 15, 1995
                            AMENDED ON JUNE 13, 1996
                            AMENDED ON JULY 29, 1997
                           AMENDED ON OCTOBER 21, 1997
                           AMENDED ON OCTOBER 22, 1998
                            AMENDED ON JUNE 10, 1999
                          AMENDED ON JANUARY 25, 2000

         1. PURPOSE OF THE PLAN. The purposes of this Amended and Restated 1995 Stock Option Plan are to attract and retain the best available personnel for positions' of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, or, if no Committee is appointed, then the Board.

                  (d) "COMMON STOCK" shall mean the Common Stock, $0.001 par value per share, of the Company.

                  (e) "COMPANY" shall mean IntraBiotics Pharmaceuticals, Inc., a Delaware corporation.

                  (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services, including serving on the Company's Scientific Advisory Board, and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous


                                       1.

Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (h) "DISINTERESTED PERSON" shall mean a director (i) who is not, during the one year prior to service as an administrator of the Plan pursuant to Section 4(a), or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i)(A)-(D) under the Exchange Act or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretation of the Securities Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 under the Exchange Act.

                  (i) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (l) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

                  (m) "OPTION" shall mean a stock option granted pursuant to the Plan.

                  (n) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  (o) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

                  (p) "PARENT" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 425(e) of the Code.

                  (q) "PLAN" shall mean this Amended and Restated 1995 Stock Option Plan.

                  (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (s) "STOCK OPTION AGREEMENTS" shall mean Stock Option Agreements and Amended and Restated Stock Option Agreements as defined in
Section 16 of the Plan.

                  (t) "SUBSIDIARY" shall mean a "subsidiary corporation" whether now or hereafter existing, as defined in Section 425(f) of the Code.


                                       2.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is nine million forty-seven thousand one hundred eight (9,047,108) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board.

                           (i) The Board may appoint a Committee consisting of
not less than two members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                           (ii) Notwithstanding the foregoing subparagraph (i),
if and in any event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, any grants of Options to officers or directors shall only be made by the Board, if each member of the Board is a Disinterested Person; provided, however, if each member of the Board is not a Disinterested Person, then grants of Options to officers or directors shall only be made by a Committee of two or more directors, each of whom is a Disinterested Person.

                           (iii) Subject to the foregoing subparagraphs (i) and
(ii), from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of


                                       3.

each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. ELIGIBILITY.

                  (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) When any Options designated as Incentive Stock Options become first available for purchase, and when the aggregate of all Incentive Stock Options granted to an Employee by the Company or any Parent or Subsidiary would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000, then upon exercise of one or more Incentive Stock Options during any calendar year, any Options in excess of such dollar amount shall be treated for all purposes as Nonstatutory Stock Options.

                  (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan. Termination of the Plan shall not affect the obligations of the Company or the rights of Optionees pursuant to Options outstanding on the date of termination.

         7. TERM OF OPTION. The term of each Incentive Stock Option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be ten (10) years from the


                                       4.

date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement.

         8. EXERCISE PRICE AND CONSIDERATION.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but' shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee or Consultant
who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                                    (B) granted to an Employee or Consultant,
the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A) granted to an Employee or Consultant
who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                                    (B) granted to an Employee or Consultant,
the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

                  (b) The fair market value shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or other Shares of Common Stock which (i) either have been owned by the Optionee for more than six
(6) months on the date of surrender or were not


                                       5.

acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

         9.       EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           (i) STOCK OPTION AGREEMENT. Each grant of an Option
under the Plan shall be evidenced by a Stock Option Agreement.

                           (ii) EXERCISABILITY. The Stock Option Agreement shall
specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committees at its sole discretion.

                           (iii) NO FRACTIONAL SHARES. An Option may not be
exercised for a fraction of a Share.

                           (iv) EXERCISE. An Option shall be deemed to be
exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of consideration and method of payment allowable under Section 8(c) of the Plan.

                           (v) NO RIGHTS AS A STOCKHOLDER. Until the issuance
(as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, at any time within thirty
(30) days or such longer period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option as determined by the Board (with such determination in the case of a Incentive Stock Option being made at the time of grant of the Option), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the


                                       6.

Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his disability, he may, at any time within six (6) months or such longer period of time, not exceeding twelve (12) months as determined by the Board (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option' (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d) DEATH OF OPTIONEE. In the event of the death of an
Optionee:

                           (i) during the term of an Option held by an Optionee
who was, at the time of his death, an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six
(6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 5(b); or

                           (ii) within thirty (30) days or such other period of
time, not exceeding three (3) months as determined by the Board (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise that had accrued at the date of termination.

         10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common


                                       7.

Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar transaction. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation in which the Company is not the surviving corporation or upon the sale of substantially all of the property of the Company to another corporation or person, the surviving corporation may assume any Options outstanding under the Plan or an equivalent option may be substituted' by such successor employer corporation or a parent or subsidiary of such successor corporation, if such successor corporation agrees to assume the Options or to substitute an equivalent option.

         Notwithstanding the vesting schedules set forth in Options outstanding under the Plan, in the event of a merger or sale of the Company described above, (i) Options held by persons who are then Employees of the Company shall become vested as to one-half (1/2) of the then unvested shares subject to such Options as of the effective date of the change in control; and (ii) the remaining invested shares under the Options held by persons who are then Employees who are officers of the Company shall become fully vested in the event that such officers' service with the Company is involuntarily terminated without Cause (as defined below) or voluntarily terminated for Good Reason (as defined below), in either case within thirteen months following the change in control.

         For purposes of this option, "Cause" means that, in the reasonable determination of the Company, the officer:

                  (i) has been indicted or convicted of any felony or any crime involving dishonesty that is likely to inflict or has inflicted demonstrable and material injury on the business of the Company;

                  (ii) has participated in any fraud against the Company; or

                  (iii) has intentionally damaged any property of the Company thereby causing demonstrable and material injury to the business of the Company;

PROVIDED THAT Cause shall not exist based on conduct described in clause (ii) or clause (iii) unless the conduct described in such clause has not been cured within fifteen (15) days following the officer's receipt of written notice from the Company specifying the particulars of the conduct constituting Cause.

         For purposes of this option, "Good Reason" means that any of the following is undertaken without the officer's express written consent:


                                       8.

                  (i) the assignment to the officer of any duties or responsibilities that results in a significant diminution in the officer's function as in effect immediately prior to the effective date of the change in control; provided, however, that a mere change in the officer's title or reporting relationships shall not constitute Good Reason;

                  (ii) a material reduction by the Company in the officer's annual base salary, as in effect on the effective date of the change in control or as increased thereafter;

                  (iii) any failure by the Company to continue in effect any benefit plan or program, including fringe benefits, incentive plans and plans with respect to the receipt of securities of the Company, in which the officer is participating immediately prior to the effective date of the change in control (hereinafter referred to as "Benefit Plans"); or the taking of any action by the Company that would adversely affect the officer's participation in or reduce the officer's benefits under the Benefit Plans; provided, however, that "Good Reason" shall not exist under this paragraph following a change in control if the Company offers a range of benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans; or

                  (iv) a relocation of the officer's business office to a location more than fifty (50) miles from the location at which the officer performs duties as of the effective date of the change in control, except for required travel by the officer on the Company's business to an extent substantially consistent with the officer's business travel obligations prior to the change in control.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13. AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may amend, suspend or terminate the Plan at any time in such respects as the Board may deem advisable; provided that the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 17 of the
Plan:

                           (i) any increase in the number of Shares subject to
the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                           (ii) any change in the designation of the class of
persons eligible to be granted options; or

                           (iii) if the Company has a class of equity securities
registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                  (b) STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class


                                       9.

of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 17 of the Plan.

                  (c) EFFECT OF AMENDMENT, SUSPENSION OR TERMINATION. Any such amendment, suspension or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. STOCK OPTION AGREEMENTS. All Options shall be evidenced by written Stock Option Agreements or Amended and Restated Stock Option Agreements in such form as the Committee shall approve. The provisions of the various Stock Option Agreements need not be identified.

         17. STOCKHOLDER APPROVAL.

                  (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Any Option exercised before stockholder approval is obtained shall be rescinded if stockholder approval is


                                      10.

not obtained within twelve (12) months after the plan is adopted. Such Shares shall not be counted in determining whether such approval is obtained.

                  (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than as described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                           (i) furnish in writing to the stockholders entitled
to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                           (ii) file with, or marl for filing to, the Securities
and Exchange Commission four (4) copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

         18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, financial statements at least annually and copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


                                      11.

                          INTRABIOTICS PHARMACEUTICALS, INC.

                     AMENDED AND RESTATED STOCK OPTION AGREEMENT


       IntraBiotics Pharmaceuticals, Inc. a Delaware corporation (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company's Common Stock, $0.001 par value, and to provide the Grantee with an added incentive as an employee or consultant of the Company, hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares optioned as specified below (the "Option"), during the term ending at midnight (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

       1. IDENTIFYING PROVISIONS. As used in this Option, the following terms shall have the following respective meanings:

              (a)    Grantee: < < FirstName > > < < LastName  > >

              (b)    Date of grant:  < < GrantDate > >

              (c)    Vesting start date:  < < VestingDate > >

              (d)    Number of shares optioned:  < < NumberofShares > >

              (e)    Option exercise price per share:  < < ExercisePrice > >

              (f)    Expiration date:  < < ExpirationDate > >

            This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code unless this sentence has been manually lined out and its deletion is followed by the signature of the corporate officer who signed this Option on behalf of the
Company: __________ __________________.

       2.     TIMING OF PURCHASES.  This Option shall vest over a period of FOUR
(4) years. This Option is not exercisable in any part until one (1) year after the Vesting Start Date. Upon the expiration of one (1) year after the Vesting Start Date and subject to the provisions for termination and acceleration herein, this Option shall become exercisable in installments as follows: This Option may not in the aggregate be exercised as to more than 25% of the total number of shares optioned until one (1) year after the Vesting Start Date. At the end of each calendar month thereafter an amount equal to 1/48th of the optioned shares shall vest and shall be subject to exercise hereunder; in each case to the nearest whole share. Upon the expiration of FOUR years after the Vesting Start Date this

Option may be exercised as to all optioned shares for which it had not previously been exercised, until and including the expiration date of this Option whereupon the Option shall expire and may thereafter no longer be exercised.

       3. RESTRICTIONS ON EXERCISE. The following additional provisions shall apply to the exercise of this Option:

                     (i) TERMINATION OF STATUS. If the Grantee's status as an employee or consultant of the Company or a parent or subsidiary thereof is terminated for any reason other than death, only that portion of this Option exercisable at the time of such termination may thereafter be exercised, and it may not be exercised more than thirty (30) days after such termination nor after the expiration date of this Option, whichever date is sooner, unless such termination is by reason of the Grantee's disability, in which case such period of thirty (30) days shall be extended to six (6) months. In all other respects, this Option shall terminate upon such termination.

                     (ii) DEATH OF GRANTEE. If the Grantee shall die during the term of this Option, the Grantee's legal representative or representatives, or the person or persons entitled to do so under the Grantee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the Grantee was entitled to exercise this Option in accordance with
Section 2 hereof on the date of his death, and such right shall expire and this Option shall terminate six (6) months after the date of the Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this Option shall terminate upon such death.

                     (iii) CONTINUITY OF STATUS. This Option shall not be exercisable by the Grantee in any part unless at all times beginning with the date of grant and ending no more than thirty (30) days prior to the date of exercise, the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the United States Government or as otherwise approved by the Board of Directors), been in continuous service as an employee or consultant of the Company or a parent or subsidiary thereof, except that such period of thirty (30) days shall be six (6) months following any termination by reason of his permanent and total disability.

       4. NON-TRANSFERABLE. The Grantee may not transfer this Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee's lifetime only by the Grantee or his guardian or legal representative.

       5. ADJUSTMENTS AND CORPORATE REORGANIZATIONS. Subject to the provisions of the Company's Amended and Restated 1995 Stock Option Plan under which this Option is granted, if the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's Board of Directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

              Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Amended and Restated 1995 Stock Option Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Grantee shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option to the extent then exercisable in accordance with Section 2 hereof.

       6. EXERCISE, PAYMENT FOR AND DELIVERY OF STOCK. This Option may be exercised by the Grantee or other person then entitled to exercise it by giving five (5) business days' written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold an account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding.

       7. RIGHTS IN SHARES BEFORE ISSUANCE AND DELIVERY. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

       8. REQUIREMENTS OF LAW AND OF STOCK EXCHANGES. By accepting this Option, the Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933, as amended, is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with view to or for sale in connection with any distribution.

              No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities laws, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

       9. RESTRICTED STOCK PROVISIONS. Shares of stock issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of this Option which are still subject to the restrictions imposed under this paragraph that have not yet expired or terminated):

              (a) Such shares of restricted stock may not be sold or otherwise transferred or hypothecated except pursuant to Rule 144 or an available exemption under the Securities Act of 1933, as amended, and shall be subject to the following right of first refusal:

                            (i)    If Grantee desires to sell any of his
       shares pursuant to a bona fide, arm's length offer from a third party (the "Proposed Transferee"), Grantee shall submit a written offer (the "Offer") to sell such shares (the "Offered Shares") to the Company on the same terms and conditions, including price as Grantee proposes to sell the Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee and the number of Offered Shares proposed to be sold.

                            (ii) If the Company desires to purchase all of the Offered Shares, the Company shall communicate in writing its election to purchase (an "Acceptance") to the Grantee, which Acceptance shall be delivered in person or mailed to the Grantee within twenty (20) days of the date the Offer was made.

                            (iii) If the Company does not accept the Offer as provided above, the Company may assign its purchase right to holders of its Preferred Stock.

                            (iv)   If the Company and/or any purchasing
       holders of Preferred Stock do not agree to purchase all of the Offered Shares, then, the Offered Shares may be sold by the Grantee at any time within one hundred and twenty (120) days after the date the Offer was made. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 120-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 9(a).

              (b) Notwithstanding (a) above, if the service status of the Grantee with the Company is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies and practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for ninety (90) days after such termination to purchase for cash all or any part of his restricted stock at the greater of (i) the price paid therefor upon exercise of this Option, or (ii) the Fair Market Value (as defined below) of the restricted stock on the date of such termination. The Company's repurchase right hereunder may be assigned by the Company to the holders of the Company's Preferred Stock and any other person who may be granted such a right by the Company.

              The restrictions imposed under this Section 9 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate on the earliest to occur of the following:

                            (i) The ninetieth (90th) day after the date on which shares of the same class of stock as such restricted stock first become publicly traded on a stock exchange or automated quotation system provided, however, that the Company's repurchase right shall terminate on the date the Company's shares become publicly traded;

                            (ii) The tenth (10th) anniversary of the date of grant hereof;

                            (iii) As to any shares for which the Company's ninety (90) day option to purchase upon termination of employment shall have become exercisable but shall expire without having been exercised, on the first business day of the calendar month next following the expiration of such ninety (90) day option period;

                            (iv) The first business day of the calendar month next following the termination of the Grantee's service status with the Company or a subsidiary because of his death, normal or early retirement in accordance with his employer's established employment policies or practices, or total disability; or

                            (v) The occurrence of any event or transaction upon which this Option terminates by reason of the provisions of
       Section 5 hereof.

              Any certificates evidencing shares of restricted stock may contain such legends as the Company may deem necessary or advisable to reflect and give effect to the restrictions imposed thereon hereunder.

              For purposes of this section, Fair Market Value of shares shall be calculated on the basis of the closing price of stock of that class, on the date of termination of service status with the Company (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the market (or the composite of the markets, if more than one) in which such shares are then traded, or if no such closing prices are reported on the basis of the lowest independent offer quotation reported therefor for that day in Level 2 of NASDAQ, or if no such quotations are reported on the basis of the most nearly comparable valuation method as determined by the Company's Board of Directors.

       10. AMENDED AND RESTATED 1995 STOCK OPTION PLAN. This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company's Amended and Restated 1995 Stock Option Plan (the "Plan") under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the Board of Directors of the Company, or its committee established for such purposes, is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise this Option at the Company's principal office.

       11. NOTICES. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto or at such other address as the Grantee may hereafter designate in writing to the company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

       12. LAWS APPLICABLE TO CONSTRUCTION. This Agreement has been executed and delivered by the Company in the State of California, and this Agreement shall be construed and enforced in accordance with the laws of said State.

     IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.

                                           INTRABIOTICS PHARMACEUTICALS, INC.


                                           ___________________________________
                                                    Kenneth J. Kelley
                                                     President and
                                                Chief Executive Officer

ATTACHMENTS:
       IntraBiotics Pharmaceuticals, Inc. Amended and Restated 1995 Stock Option Plan Regulation 260.141.11

(a) I acknowledge that I have received the foregoing option and the attachments referenced in it and I understand that all rights and liabilities with respect to this option are set forth or referred to in the option and the Plan; and

(b) I acknowledge that as of the date of grant of this option, this option and its exhibits set forth the entire understanding between myself and the Company and any Related Companies regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to me under the Plan, and (ii) the following agreements only:

       NONE _____________________ (Initial)


       OTHER
              _________________________________

              _________________________________

              _________________________________

              _________________________________


(c) I acknowledge receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

ACCEPTED:

______________________________
Grantee

______________________________
Date

______________________________
Street Address

______________________________
City and State

------------------------------------------------------------------------------

                                       INTRABIOTICS PHARMACEUTICALS INC
NOTICE OF GRANT OF STOCK OPTIONS       ID: 94-3200380
AND OPTION AGREEMENT                   1255 Terra Belta Avenue
                                       Mountain View, CA 94043
                                       650-526-6800

------------------------------------------------------------------------------

EMPLOYEE NAME AND ADDRESS              OPTION NUMBER:
                                       PLAN:               1995
                                       ID:

------------------------------------------------------------------------------

Effective [date], you have granted a(n) [           ] Stock Option to buy [ ]
shares of IntraBiotics Pharmaceuticals Inc (the Company) stock at [$ price].

The total option price of the shares granted       .

Shares in each period will become fully vested on the date shown.

         SHARES              VEST TYPE           FULL VEST           EXPIRATION
         ------              ---------           ---------           ----------





------------------------------------------------------------------------------


By your signature and the Company's signature below, you and the Company agree that these options are granted under the governed by the terms and conditions of the Company's Stock Option Plan as amedned and the Option Agreements, all of which are attached and made a part of this document.

------------------------------------------------------------------------------




---------------------------------                -----------------------------
IntraBiotics Pharmaceuticals Inc                 Date



---------------------------------                -----------------------------
                                                 Date